UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Inland Real Estate Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

OAK BROOK, IL 60523 D90119-P77413 You invested in INLAND REAL ESTATE INCOME TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an

Your Vote Counts! INLAND REAL ESTATE INCOME TRUST, INC. 2023 Annual Meeting Vote by November 6, 2023 11:59 PM ET INLAND REAL ESTATE INCOME TRUST, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 V21441-P97934-Z85893 You invested in INLAND REAL ESTATE INCOME TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 7, 2023. Get Informed Before You Vote View the Notice, Proxy Statement, form of Proxy and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 24, 2023. To request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.If you request a copy of the material(s) by sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For completeinformation and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* November 7, 2023 1:30 p.m. central time 2901 Butterfield Road Oak Brook, Illinois 60523 *Please check the meeting materials for any special requirements for meeting attendance and the phone number to call to obtain directions. At the meeting, you will need to complete a ballot to vote these shares.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail per the instructions elsewhere in this notice. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. To elect two Class II director nominees listed in the Proxy Statement: Class II Nominees: 01) STEPHEN L. DAVIS 02) MITCHELL A. SABSHON For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V21442-P97934-Z85893

Inland Real Estate Income Trust, Inc. YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR SHARES TODAY Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosedNotice. What if I prefer to receive a paper copy of the proxy materials?You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and select “Email” in the Delivery Settingssection. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Inland Real Estate Income Trust, Inc. GO VOTE Important materials requiring your action enclosed. Please respond early. It’s Time to Vote! The annual stockholder meeting will be held on November 7, 2023. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-877-777-4575. 0000 0000 0000 0000 Note: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand or controlnumber when accessingthe website. There are easy-to-follow directionsto help you complete the electronic voting instruction form.PHONE WITHOUT APROXY CARD Call 1-877-777-4575 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with atouch-tonephone to vote usingan automated system. QR CODE WITH A SMARTPHONE Vote by scanning the QuickResponse Code or “QR Code” onthe Proxy Card/VIF enclosedMAIL VOTE PROCESSINGMark, sign and date your proxy card and return it in the postage- paid envelope provided

Inland Real Estate Income Trust, Inc. Your Vote Counts! INLAND REAL ESTATE INCOME TRUST, INC. 2023 Annual Meeting November 7, 2023

Vote Now Why Should I Vote? As an investor in Inland Real Estate Income Trust, Inc., you have the right to vote on important issues. Make your voice heard now! Ways to Vote ProxyVote 800.690.6903 Important Information For holders as of August 11, 2023 Vote Common Shares by: November 6, 2023 Control Number: 0123456789012345 This email represents the following share(s): View documents: Proxy Statement Annual Report

Proxy vote © 2023 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email SettingsTerms and Conditions Privacy Statement